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                                                                   EXHIBIT 10.44
NOTE AND STOCK PURCHASE AGREEMENT AND RELEASE

          THIS NOTE AND STOCK PURCHASE AGREEMENT AND RELEASE (this "Agreement") is made as of November 6, 1998, by and among Oryx Technology Corp., a Delaware corporation ("OTC"), Corus Investment Ltd., a Bahamas Company ("Purchaser") and Oryx Instruments and Materials Corporation, a Delaware corporation ("I&M").

          WHEREAS, OTC, Purchaser and I&M have previously entered into a Stock Purchase and Reorganization Agreement (the "Reorganization Agreement"), a Promissory Note (the "Promissory Note"), a Pledge Agreement (the "Pledge Agreement") and a Stockholders Agreement (the "Stockholders Agreement") all of which were dated February 27, 1998;

          WHEREAS, OTC desires to sell to Purchaser, and Purchaser desires to purchase from OTC, OTC's interest in the Promissory Note, the Pledge Agreement and certain stock of I&M held by OTC; and

          WHEREAS, in connection with such purchase and sale OTC and I&M have agreed to modify their rights under the Reorganization Agreement and OTC has agreed to modify its rights under the Stockholders Agreement as contained herein.

          NOW, THEREFORE, In consideration of the mutual promises, representations, warranties, covenants, and conditions set forth in this Agreement, the parties to this Agreement mutually agree as follows:

1) SALE OF SHARES. OTC shall sell to the Purchaser and the Purchaser shall purchase from OTC 1,000,000 shares of Class A Common Stock of I&M (the "Shares").

     a) DELIVERY OF STOCK CERTIFICATES. OTC shall deliver to I&M the stock certificate possessed by OTC for 2,000,000 shares of Class A Common Stock of I&M. I&M shall issue a new certificate for 1,000,000 such shares to OTC and shall deliver a certificate representing the Shares to the Purchaser.

     b) OTC'S REPRESENTATIONS AND WARRANTIES. OTC hereby represents and warrants to the Purchaser that it owns record and beneficial title to and has possession of all of the Shares, and that after the consummation of the transactions contemplated herein the Purchaser shall own record and beneficial title to and have possession of all of the Shares free and clear of all liens, encumbrances, security agreements or otherwise.

     c) PURCHASER'S REPRESENTATIONS AND WARRANTIES. The Purchaser hereby represents and warrants to OTC with respect to this purchase as follows: (a) the Purchaser has a pre-existing business relationship with I&M; (b) the Purchaser is acquiring the Shares for investment for its own account and not with a view to, or for resale in connection with, any distribution; (c) the Purchaser understands that the Shares to be purchased hereby have not been registered under the Securities Act of 1933, as amended (the "Securities


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          Act") and are being sold by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein; (d) the Purchaser acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available;
          (e) the Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about I&M (except as provided in Rule 144(k)), the resale occurring not less than two years after a party has purchased and paid for the security to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations except as provided in Rule 144(d); (f) the Purchaser understands that no public market now exists for any of the Shares and that it is unlikely that a public market will ever exist for the Shares; and (g) the Purchaser is aware of all financial information, including operating results, balance sheets and projections of future results of operations of I&M as of the date hereof.

2) SALE OF NOTE. OTC shall sell to the Purchaser its entire right, title and interest in the Promissory Note, including but not limited to any right that OTC may have to receive funds from I&M pursuant to the Promissory Note and any security interest that OTC may have in I&M stock held by Purchaser.

     a) DELIVERY OF NOTE. OTC shall deliver to the Purchaser the original copy of the Promissory Note properly endorsed to Purchaser.

     b) OTC'S REPRESENTATIONS AND WARRANTIES. OTC hereby represents and warrants to the Purchaser that it owns the Promissory Note free and clear of any liens, security agreements or encumbrances of any nature, and that after the consummation of the transactions contemplated herein the Purchaser shall own record and beneficial title to and have possession of the Promissory Note free and clear of all liens, security agreements or encumbrances of any nature.

     c) I&M ACKNOWLEDGEMENT. I&M hereby (i) acknowledges that on the Closing Date OTC will have transferred its interest in the Promissory Note to the Purchaser and (ii) waives any notice to it that either OTC or the Purchaser may be required to make. I&M agrees that (1) from and after the Closing Date it shall make all payments, and perform all obligations under the Promissory Note to the Purchaser and not to OTC and (2) Purchaser shall have all rights to enforce the terms of the Promissory Note under its terms. I&M further agrees that Purchaser may assign its rights under the Promissory Note to any third party at any time.

3) RELEASE OF OBLIGATIONS UNDER REORGANIZATION AGREEMENT. As part of the actions to be performed under this Agreement, and for good and valuable consideration the sufficiency


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of which is hereby acknowledged, OTC, its successors, subrogees, and assigns
(the "OTC Group"), and I&M, its successors, subrogees, and assigns (the "I&M Group"), shall completely and irrevocably release and forever discharge each of Purchaser, I&M and OTC and their affiliates from any further obligation to either of I&M or OTC under the Reorganization Agreement other than those obligations specifically defined in Article 8 of the Reorganization Agreement and other than any obligations under the Stockholders Agreement (as modified pursuant to this Agreement). For purposes of clarification and not limitation of the foregoing, each of OTC and I&M will agree, which agreement will be evidenced by the consummation of the Closing, that as of the Closing Date no member of the OTC Group or the I&M Group will have ever had any claim against either I&M, Purchaser, OTC or any of their affiliates under any provision of the Reorganization Agreement (including, without limitation, rights of set-off and recoupment, demands, actions, obligations, indemnification and causes of action of any and every kind, nature and character, known and unknown (such right, a "Claim")) and that each party will have performed all obligations required to be performed by them to the Closing Date in full.

4) CANCELLATION OF PLEDGE AGREEMENT. As part of the consideration being paid by Purchaser to OTC hereby, and for good and valuable consideration the sufficiency of which is hereby acknowledged, the OTC Group shall completely and irrevocably release and forever assign to Purchaser any rights that any member of the OTC Group has under the Pledge Agreement.

     a) OTC RELEASE. OTC agrees to release and forever assign any and all rights it may have in the Pledged Collateral (as defined in the Pledge Agreement) to Purchaser. For purposes of clarification and not in limitation of the foregoing, notwithstanding the fact that there are continuing obligations owed to OTC by I&M which would be considered "Obligations" under the Pledge Agreement, OTC agrees that no member of the OTC Group shall have any further rights under the Pledge Agreement and that OTC agrees that the obligations of I&M under the Pledge Agreement shall be deemed paid in full and no further Obligations to OTC will exist thereunder. On the Closing Date, OTC will agree, which agreement will be evidenced by the consummation of the Closing that as of the Closing Date no Event of Default (as defined in the Pledge Agreement) will exist or has ever existed and that no member of the OTC Group has ever had and as of the Closing Date will not have any right to take possession of the Pledged Collateral under the Pledge Agreement or any Claim under the Pledge Agreement.

     b) RETURN OF DOCUMENTS. OTC agrees to return any certificates, voting proxies, blank stock powers or other writings in its (or any assignee's) possession evidencing the Pledged Collateral (as defined in the Pledge Agreement) or its rights under the Pledge Agreement and further agrees to release any security interest in the Pledged Collateral it may have perfected.

5) MODIFICATION OF STOCKHOLDERS AGREEMENT. The parties to this Agreement, being all of the parties to the Stockholders Agreement, hereby agree to amend the Stockholders Agreement pursuant to Section 3.7 of the Stockholders Agreement as set forth in subsections (a) and (b) of this
     Section 5 below.


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     a)   DELETION OF SECTION 2.4.  As of the Closing Date, the text of Section
          2.4 of the Agreement shall be deleted and replaced with "Intentionally Omitted."

     b) MODIFICATION OF SECTION 2.5(g). As of the Closing Date, the reference to Section 2.4 contained in Section 2.5(g) shall be deleted and reference to the Promissory Note as being in favor of OTC shall now refer to the Promissory Note as being in favor of Purchaser.

     c) RESIGNATION OF OTC DIRECTOR. OTC shall furnish to I&M a letter of resignation, duly executed by the Oryx Designee (as defined in the Stockholders Agreement) as of the Closing Date.

6) PURCHASE PRICE. As full consideration for the actions to be taken by this Agreement, Purchaser agrees to pay OTC the sum of $500,000 by wire transfer.

7)   CLOSING.

     a) TIME AND PLACE OF THE CLOSING. The Closing of all of the transactions contemplated by Sections 1 through 6 above (the "Closing") shall take place on such date as is mutually agreeable to the Purchaser and OTC but in no event later than November 25, 1998 at the offices of Morrison & Foerster LLP at 425 Market Street in San Francisco, California, at 12:00 P.M. (Pacific time) or at such other place as is mutually agreeable to Purchaser and OTC (the "Closing Date").

     b) PROCEDURE AT THE CLOSING. At the Closing, the following actions will be taken by the parties and the completion of each action shall be a further condition to the Closing:

          i)   OTC and I&M shall deliver the stock certificates as described in
               Section 1(a) above;

          ii) OTC shall deliver the Promissory Note as described in Section 2(a) above;

          iii) OTC shall deliver the documents described in Section 4(b) above;

          iv) The Oryx Designee shall have delivered his letter of resignation as director of I&M as described in Section 5(c) above;

          v) Purchaser shall deliver the monies referred to in Section 6 above;

          vi) OTC's representations and warranties contained in Sections 1(b) and 2(b) shall be true and correct; and

          vii) Purchaser's representations and warranties contained in Sections 1(c) shall continue to be true and correct.

     c) EFFECTS OF THE CLOSING. Legal and equitable title and risk of loss with respect to the stock, Promissory Note and monies transferred on the Closing Date shall pass to Purchaser on the Closing Date. The releases and assignment and assumption and modifications of agreements contemplated under this Agreement (as described in Sections 3, 4, 4(a), 5(a),


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          5(b) and 8) and I&M's acknowledgement of certain events (as described in Section 2(c)) shall become effective upon the Closing Date.

8) GENERAL RELEASE. Each of OTC and I&M acknowledge that it has been advised by its attorneys concerning, and is familiar with Section 1542 of the California Civil Code which provides as follows:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

     Each of OTC and I&M, in that regard, acknowledges that it may have sustained damages, losses, costs or expenses which are presently unknown or unsuspected and that such damages, losses, costs or expenses as may have been sustained may give rise to additional damages, losses, costs or expenses in the future. Each of OTC and I&M acknowledges that it has negotiated this Agreement taking into account such presently unsuspected and unknown damages, losses, costs and expenses and that each of them hereby respectively expressly waives any and all claims, causes of action, liabilities and/or rights of any kind or nature whatsoever against the other up to and including the date hereof, excluding those arising out of obligations assumed under this Agreement for which such party is obligated under this Agreement, but including, without limitation, all rights that it may have against another party under Section 1542 of the California Civil Code or under any other state or federal statute or common law principle of similar effect.

     Each of OTC and I&M further acknowledges that it has respectively been represented in negotiations for, and the preparation of, this Agreement by counsel of its own choosing, that it has read this Agreement or has had it read or explained by counsel, that it understands and is fully aware of its contents and of its legal effect, and that it is voluntarily entering into this Agreement upon the legal advice of its counsel.

9) AUTHORIZATION. Each of the parties hereto is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and each of the parties hereto has all requisite corporate power and authority to execute and perform its obligations under this Agreement. Upon execution by each party, this Agreement will constitute the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms.

10) TERMINATION. This Agreement and all rights and obligations hereunder shall terminate on the mutual written consent of the Purchaser and OTC or if the Closing has not occurred to the satisfaction of the Purchaser and OTC on or prior to November 25, 1998.

11) SUCCESSORS AND ASSIGNS. The parties understand and agree that this Agreement is and shall be binding upon and shall inure to the benefit of the parties and their predecessors, affiliates,


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     parent corporations, subsidiaries, successors, assigns, agents, officers, employees, attorneys, shareholders, successors, subrogees, and assigns.

12) FURTHER ASSURANCES. Each party to this Agreement agrees to execute such additional documents and perform such additional actions as may be reasonably requested by any other party hereto in order to carry out the intent of this Agreement.

13) MISCELLANEOUS. This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements among California residents and entered into and to be performed entirely within California. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have caused this Note and Stock Purchase Agreement and Release to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written above.


                                           ORYX TECHNOLOGY CORP.



                                           By: /s/ Mitch Underseth
                                               -------------------
                                           Name:  Mitch Underseth
                                           Title:Chief Financial Officer


                                           ORYX INSTRUMENTS AND MATERIALS
                                           CORPORATION



                                           By: /s/ Andrew Intrater
                                               -------------------
                                           Name:  Andrew Intrater
                                           Title:  CEO


                                           CORUS INVESTMENT LTD.



                                           By: /s/ Stadel Hofer
                                               -------------------
                                           Name:  Stadel Hofer
                                           Title: Director



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